Exhibit 99.5

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
January 31, 1997



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.8007%


        Excess Protection Level
          3 Month Average   4.82%
            January, 1997   3.71%
            December, 1996   5.41%
            November, 1996   5.33%


        Cash Yield                                  17.09%


        Investor Charge Offs                         4.81%


        Base Rate                                    8.57%


        Over 35 Day Delinquency                      4.60%


        Seller's Interest                           13.97%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $23,234,782,634.76


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,245,155,116.27